Exhibit 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Alan E. Casnoff, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of DVL, Inc. on Form 10-QSB for the quarter ended March 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of DVL, Inc.


Date: May 15, 2007                               By: /s/ Alan E. Casnoff
                                                     ---------------------------
                                                 Name: Alan E. Casnoff
                                                 Title: Chief Executive Officer

      I, Henry Swain, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of DVL, Inc. on Form 10-QSB for the quarter ended March 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly represents in all material respects the financial condition and results of operations of DVL, Inc.


Date: May 15, 2007                             By: /s/ Henry Swain
                                                     ---------------------------
                                               Name: Henry Swain
                                               Title: Chief Financial Officer